UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2019

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2019, Power Solutions International, Inc. (the “Company”) and Doosan Infracore Co., Ltd. (“Doosan”) entered into an addendum to the Supply Agreement, dated as of December 11, 2007 (the “Supply Agreement”), by and between Doosan and the Company, as amended by the prior addenda thereto (the “Addendum”).

The Addendum extends the term of the Supply Agreement to December 31, 2023, after which the agreement will automatically be extended for additional one-year terms unless a notice of termination is provided by either party six months prior to the scheduled expiration. The Addendum prohibits Doosan from specified product development in partnership with the Company’s existing or potential customers and competitors. The Addendum extends the Company’s exclusivity for the prescribed territory but carves out of the restriction the competing engine products supplied by General Motors Company and Weichai Power Co., Ltd. (“Weichai”). The Company committed to maximize sales and service opportunities on both Doosan and Weichai engine products, recognizing their different value proposition and target markets. The Addendum also updates the minimum product purchase commitments for the period 2019 through 2023, subject to reductions based on market declines in oil prices and defined prescribed payments to Doosan triggered by shortfalls in purchases made by the Company during each annual calendar period.

The Addendum is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing summary of the Addendum is qualified in its entirety by the complete text of the Addendum filed herewith.

For further information regarding the Supply Agreement, see the copy of the Supply Agreement (as previously amended) filed as Exhibit 10.12 to Amendment No. 4 to the Company’s Current Report on Form 8-K dated April 29, 2011, filed with the Commission on August 12, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Addendum # 10, dated as of September 16, 2019, to Supply Agreement, dated as of December 11, 2007, by and between Power Solutions International, Inc. and Doosan Infracore Co., Ltd., as amended.†

†	Confidential treatment has been requested with respect to certain portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Charles F. Avery, Jr.
Charles F. Avery, Jr. Chief Financial Officer

Dated: October 2, 2019